LOAN AND SECURITY AGREEMENT


                                 by and between


                         BIO-IMAGING TECHNOLOGIES, INC.
                             a Delaware corporation,


                                 as the BORROWER



                                       and



                              SILICON VALLEY BANK,
                          a California chartered bank,

                                  as the LENDER



                                 August 10, 1999

                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


     This LOAN AND SECURITY AGREEMENT (this "Agreement") dated August 10, 1999,between SILICON VALLEY BANK, a California chartered bank having an address at 5 Radnor Corporate Center, Suite 555, 100 Matsonford, Radnor, Pennsylvania 19087 ("Bank") and BIO-IMAGING TECHNOLOGIES, INC., a Delaware corporation having an address at 830 Bear Tavern Road, West Trenton, New Jersey 08628 ("Borrower"), provides the terms on which Bank will lend to Borrower and Borrower will repay Bank. The parties agree as follows:

1.   ACCOUNTING AND OTHER TERMS
     --------------------------

     1.1 Accounting terms not defined in this Agreement will be construed following GAAP. Calculations and determinations must be made following GAAP. The term "financial statements" includes the notes and schedules, if any. The terms "including" and "includes" always mean "including (or includes) without limitation" in this or any Loan Document. Capitalized terms in this Agreement shall have the meanings set forth in Section 13. This Agreement shall be construed to impart upon Bank a duty to act reasonably at all times.

2.   LOAN AND TERMS OF PAYMENT
     -------------------------

     2.1  Advances.  Borrower will pay Bank the unpaid  principal  amount of all
          --------
Advances and interest on the unpaid principal amount of the Advances.

     2.2  Revolving Advances.
          ------------------

          (a) Bank will make Advances not exceeding (i) the Committed Revolving Line or (ii) the Borrowing Base, whichever is less. Amounts borrowed under this
Section 2.2 may be repaid and reborrowed during the term of this Agreement.

          (b) To obtain an Advance, Borrower must notify Bank by facsimile or telephone by 3:00 p.m. Eastern time on the Business Day the Advance is to be made. Borrower must promptly confirm the notification by delivering to Bank the Payment/Advance Form attached as EXHIBIT B. Bank will credit Advances to
                                     ---------
Borrower's deposit account. Bank may make Advances under this Agreement based on instructions from a Responsible Officer or his or her designee or without instructions if the Advances are necessary to meet Obligations which have become due. Bank may rely on any telephone notice given by a person whom Bank believes is a Responsible Officer or designee. Borrower will indemnify Bank for any loss Bank suffers due to that reliance.

          (c) The Committed Revolving Line terminates on the Revolving Maturity Date, when all Advances are immediately payable.

     2.3  Overadvances.  If Borrower's  Obligations under Section 2.1 exceed the
          ------------
lesser of either (i) the Committed Revolving Line or (ii) the Borrowing Base, Borrower must immediately pay in cash to Bank the excess.

     2.4  Interest Rate; Payments.
          -----------------------

          (a) Interest  Rate.   Advances  accrue  interest  on  the  outstanding
              --------------
principal balance at a per annum rate one and one half (1.5%) percentage points above the Prime Rate. After an Event of Default, Obligations accrue interest at five percent (5%) above the rate effective immediately before the Event of Default. The interest rate increases or decreases when the Prime Rate changes. Interest is computed on a 360-day year for the actual number of days elapsed.

          (b) Payments. Interest is payable on the fifth day of each month. Bank
              --------
may debit any of Borrower's deposit accounts including Account Number
                                                                     -----------
for principal and interest payments or any amounts Borrower owes Bank. Bank will notify Borrower when it debits Borrower's accounts. These debits are not a set-off. Payments received after 3:00 p.m. Eastern time are considered received at the opening of business on the next Business Day. When a payment is due on a day that is not a Business Day, the payment is due the next Business Day and additional fees or interest accrue.

     2.5  Fees.  Borrower will pay to Bank:
          ----

          (a) Facility  Fee.  A fully earned,  non-refundable  facility  fee  of
              -------------
ONE THOUSAND and 00/100 DOLLARS ($1,000.00) due on the Closing Date; and

          (b) Bank Expenses.  All Bank Expenses (including reasonable attorneys'
              -------------
fees and expenses for documentation and negotiation of this Agreement) incurred through and after the Closing Date when due.

3.   CONDITIONS OF LOANS
     -------------------

     3.1  Conditions Precedent to Initial Advance. Bank's obligation to make the
          ---------------------------------------
initial Advance is subject to the condition precedent that it receive the agreements, documents and fees it requires and the receipt of the results of a satisfactory audit of the Borrower's Books and Records and the Collateral.

     3.2  Conditions Precedent to all Advances.  Bank's obligations to make each
          ------------------------------------
Advance, including the initial Advance, is subject to the following:

          (a) timely receipt of any Payment/Advance Form; and

          (b) the representations and warranties in Section 5 must be materially true on the date of the Payment/Advance Form and on the effective date of each Advance and no Event of Default may have occurred and be continuing, or result from the Advance. Each Advance is Borrower's representation and warranty on that date that the representations and warranties in Section 5 remain true.

4.   CREATION OF SECURITY INTEREST
     -----------------------------

     4.1  Grant of Security Interest. Borrower grants Bank a continuing security
          --------------------------
interest in all presently existing and later acquired Collateral to secure all Obligations and performance of each of Borrower's duties under the Loan Documents. Except for Permitted Liens, any security interest will be a first priority security interest in the Collateral. Bank may place a "hold" on any deposit account pledged as Collateral. If the Agreement is terminated, Bank's lien and security interest in the Collateral will continue until Borrower fully satisfies its Obligations.

5.   REPRESENTATIONS AND WARRANTIES
     ------------------------------

     Borrower represents and warrants as follows:

     5.1  Due  Organization and  Authorization.  Borrower and each Subsidiary is
          ------------------------------------
duly existing and in good standing in its state of formation and qualified and licensed to do business in, and in good standing in, any state in which the conduct of its business or its ownership of property requires that it be qualified.

     The execution, delivery and performance of the Loan Documents have been duly authorized, and do not conflict with Borrower's formation documents, nor constitute an event of default under any material agreement by which Borrower is bound. Borrower is not in default under any agreement to which or by which it is bound in which the default could cause a Material Adverse Change.

     5.2  Collateral.  Borrower has good title to the  Collateral, free of Liens
          ----------
except Permitted Liens. The Eligible Accounts are bona fide, existing obligations, and the service or property has been performed or delivered to the account debtor or its agent for immediate shipment to and unconditional acceptance by the account debtor. Borrower has no notice of any actual or imminent Insolvency Proceeding of any account debtor whose accounts are an Eligible Account in any Borrowing Base Certificate. All Inventory is in all
material respects of good and marketable quality, free from material defects. Borrower is the sole owner of the Intellectual Property, except for non-exclusive licenses granted to its customers in the ordinary course of business. Each Patent is valid and enforceable and no part of the Intellectual Property has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Intellectual Property violates the rights of any third party.

     5.3  Litigation.  There  are no  actions  or  proceedings  pending  or,  to
          ----------
Borrower's knowledge, threatened by or against Borrower or any Subsidiary in which an adverse decision could cause a Material Adverse Change.

     5.4  No Material Adverse Change in Financial  Statements.  All consolidated
          ---------------------------------------------------
financial statements for Borrower and any Subsidiary delivered to Bank fairly present in all material respects Borrower's consolidated financial condition and Borrower's consolidated results of operations. There has not been any material deterioration in Borrower's consolidated financial condition since the date of the most recent financial statements submitted to Bank.

     5.5  Solvency.  The fair  salable  value of  Borrower's  assets  (including
          --------
goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions in this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

     5.6  Regulatory  Compliance.  Borrower is not an "investment  company" or a
          ----------------------
company "controlled" by an "investment company" under the Investment Company Act. Borrower is not engaged as one of its important activities in extending credit for margin stock (under Regulations T and U of the Federal Reserve Board of Governors). Borrower has complied with the Federal Fair Labor Standards Act. Borrower has not violated any laws, ordinances or rules, the violation of which could cause a Material Adverse Change. None of Borrower's or any Subsidiary's properties or assets has been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous Persons, in disposing, producing, storing, treating, or transporting any hazardous substance other than legally. Borrower and each Subsidiary has timely filed all required tax returns and paid, or made adequate provision to pay, all material taxes. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all government authorities that are necessary to continue its business as currently conducted, except where the failure to do so could not reasonably be expected to cause a Material Adverse Change.

     5.7 Subsidiaries.  Borrower does not own any stock, partnership interest or
         ------------
other equity securities except for Permitted Investments.

     5.8 Full Disclosure.  No  representation,  warranty  or other  statement of
         ---------------
Borrower in any certificate or written statement given to Bank contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained in the certificates or statements not misleading.

6.   AFFIRMATIVE COVENANTS
     ---------------------

     Borrower will do all of the following:

     6.1 Government Compliance. Borrower will maintain its and all Subsidiaries'
         ---------------------
corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material adverse effect on Borrower's business or operations. Borrower will comply, and have each Subsidiary comply, with all laws, ordinances and regulations to which it is subject, noncompliance with which could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change.

     6.2 Financial Statements, Reports, Certificates.
         -------------------------------------------

         (a) Borrower will deliver to Bank: (i) as soon as available, but no later than thirty (30) days after the last day of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during the period, in a form acceptable to Bank and certified by a Responsible Officer; (ii) as soon as available, but no later than ninety (90) days after the end of Borrower's fiscal year, audited, consolidated financial statements prepared under GAAP, consistently applied, together with an unqualified opinion on the financial statements from an independent certified public accounting firm acceptable to Bank; (iii) within five (5) days of filing, copies of all statements, reports and notices made available to Borrower's security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (iv) a prompt report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of ONE HUNDRED THOUSAND and 00/100 DOLLARS ($100,000.00) or more; and (v) budgets, sales projections, operating plans or other financial information Bank reasonably requests.

         (b) At such times as no Advances are outstanding, within twenty (20) days after the last day of each month and at all other times, within ten (10) days after the last day of each month, Borrower will deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in the form of EXHIBIT C, with aged listings of accounts
                                       ---------
receivable and accounts payable.

          (c) Within thirty (30) days after the last day of each month, Borrower will deliver to Bank with the monthly financial statements required under
Section 6.2 (a)(i) above, a Compliance Certificate signed by a Responsible Officer in the form of EXHIBIT D.
                       ---------

          (d) Bank has the right to audit Borrower's Accounts at Borrower's expense, but the audits will be conducted no more often than once every twelve
(12) months if no Advances are outstanding under the Committed Revolving Line, once every six (6) months at all other times, unless an Event of Default has occurred and is continuing.

     6.3  Inventory;  Returns.  Borrower  will  keep all  Inventory  in good and
          -------------------
marketable condition, free from material defects. Returns and allowances between Borrower and its account debtors will follow Borrower's customary practices as they exist at the Closing Date. Borrower must promptly notify Bank of all returns, recoveries, disputes and claims that involve more than FIFTY THOUSAND and 00/100 DOLLARS ($50,000.00).

     6.4  Taxes.  Borrower will make, and cause each  Subsidiary to make, timely
          -----
payment of all material federal, state, and local taxes or assessments and will deliver to Bank, on demand, appropriate certificates attesting to the payment.

     6.5  Insurance.  Borrower will keep its business and the Collateral insured
          ---------
for risks and in amounts, as Bank requests. Insurance policies will be in a form, with companies, and in amounts that are satisfactory to Bank. All property policies will have a lender's loss payable endorsement showing Bank as a loss payee and all liability policies will show the Bank as an additional insured and provide that the insurer must give Bank at least twenty (20) days notice before canceling its policy. At Bank's request, Borrower will deliver certified copies of policies and evidence of all premium payments. Proceeds payable under any policy will, at Bank's option, be payable to Bank on account of the Obligations.

     6.6  Primary Accounts.  Borrower will maintain its primary  depository  and
          ----------------
operating accounts with Bank.

     6.7  Financial Covenants.
          -------------------

     Borrower will maintain as of the last day of each month, unless otherwise noted:

          (a) Quick Ratio.  A ratio of Quick Assets to Current Liabilities minus
              -----------
deferred revenues of at least 2.0 to 1.0.

          (b) Tangible Net Worth. A Tangible Net Worth plus Subordinated Debt of
              ------------------
at least $1,750,000.

     6.8  Further Assurances.  Borrower will execute any further instruments and
          ------------------
take further action as Bank requests to perfect or continue Bank's security interest in the Collateral or to effect the purposes of this Agreement.

7.   NEGATIVE COVENANTS
     ------------------

     Borrower will not do any of the following without the Bank's written consent, which will not be unreasonably withheld:

     7.1 Dispositions.  Convey,  sell,  lease,  transfer or otherwise dispose of
         ------------
(collectively a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than a Transfer (i) of Inventory in the ordinary course of business; (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business; or (iii) of worn-out or obsolete Equipment.

     7.2 Changes in  Business,  Ownership,  Management  or  Business  Locations.
         ----------------------------------------------------------------------
Engage in or permit any of its Subsidiaries to engage in any business other than the businesses currently engaged in by Borrower or have a material change in its ownership (other than the sale of Borrower's equity securities in a private or public offering or if there is a change in the Borrower's chief financial officer or chief executive officer and the Borrower fails to replace such person with an officer acceptable to Bank in its reasonable discretion within ninety
(90) days. Borrower will not, without at least thirty (30) days prior written notice to Bank, relocate its principal executive office or add any new offices or business locations.

     7.3 Mergers or Acquisitions.  Merge or  consolidate,  or permit  any of its
         -----------------------
Subsidiaries to merge or consolidate, with any other Person, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person except where (i) such transactions do not in the aggregate exceed One Hundred Thousand Dollars ($100,000) and (ii) no Event of Default has occurred and is continuing or would exist after giving effect to the transactions. A Subsidiary may merge or consolidate into another Subsidiary or into Borrower.

     7.4 Indebtedness. Create, incur, assume, or be liable for any Indebtedness,
         ------------
or permit any Subsidiary to do so, other than Permitted Indebtedness.

     7.5 Encumbrance.  Create,  incur, or allow any Lien on any of its property,
         -----------
or assign or convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries to do so, except for Permitted Liens, or permit Bank's first priority security interest in the Collateral to change.

     7.6 Investments;  Distributions.  (i) Directly or indirectly acquire or own
         ---------------------------
any  Person,  or  make  any  Investment  in any  Person,  other  than  Permitted
Investments, or permit any of its Subsidiaries to do so; or (ii) pay any dividends or make any distribution or payment or redeem, retire or purchase any capital stock, except to existing holders of preferred stock and for repurchases of stock from former employees or directors of Borrower under the terms of applicable repurchase agreements in an aggregate amount not to exceed FIFTY THOUSAND DOLLARS ($50,000) in the aggregate in any fiscal year, provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases.

     7.7 Transactions  with  Affiliates.  Directly or indirectly enter or permit
         ------------------------------
any material transaction with any Affiliate, except transactions that are in the ordinary course of Borrower's business, on terms less favorable to Borrower than would be obtained in an arm's length transaction with a non-affiliated Person.

     7.8 Subordinated Debt. Make or permit any payment on any Subordinated Debt,
         -----------------
except under the terms of the Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt, without Bank's prior written consent.

     7.9 Compliance.   Undertake as one of its  important  activities  extending
         ----------
credit to purchase or carry margin stock, or use the proceeds of any Advance for that purpose; fail to meet the minimum funding requirements of ERISA, permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur; fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulation, if the violation could have a material adverse effect on Borrower's business or operations or cause a Material Adverse Change, or permit any of its Subsidiaries to do so.

8.   EVENTS OF DEFAULT
     -----------------

     Any one of the following is an Event of Default:

     8.1 Payment  Default.  Borrower fails to pay any of the Obligations  within
         ----------------
three (3) days after their due date. During the additional period the failure to cure the default is not an Event of Default (but no Advances will be made during the cure period);

     8.2 Covenant Default. Borrower does not perform any obligation in Section 6
         ----------------
or violates any covenant in Article 7 or does not perform or observe any other material term, condition or covenant in this Agreement, any Loan Documents, or in any agreement between Borrower and Bank and as to any default under a term, condition or covenant that can be cured, has not cured the default within ten
(10) days after it occurs, or if the default cannot be cured within ten (10) days or cannot be cured after Borrower's attempts in the ten (10) day period, and the default may be cured within a reasonable time, then Borrower has an additional time, (of not more than thirty (30) days) to attempt to cure the default. During the additional period the failure to cure the default is not an Event of Default (but no Credit Extensions will be made during the cure period);

     8.3 Material  Adverse  Change.  A material  impairment in the perfection or
         -------------------------
priority of Bank's security interest in the Collateral or in the value of such Collateral which is not covered by adequate insurance occurs; or Bank determines, based upon information available to it and in its reasonable judgment, that there is a reasonable likelihood that Borrower will fail to comply with one or more of the financial covenants in Section 6 during the next succeeding financial reporting period;

     8.4 Attachment.  (i) Any material portion of Borrower's assets is attached,
         ----------
seized, levied on, or comes into possession of a trustee or receiver and the attachment, seizure or levy is not removed in ten (10) days; (ii) Borrower is enjoined, restrained, or prevented by court order from conducting a material part of its business; (iii) a judgment or other claim becomes a Lien on a material portion of Borrower's assets; or (iv) a notice of lien, levy, or assessment is filed against any of Borrower's assets by any government agency and not paid within ten (10) days after Borrower receives notice. These are not Events of Default if stayed or if a bond is posted pending contest by Borrower (but no Advances will be made during the cure period);

     8.5 Insolvency.  (i) Borrower  becomes  insolvent;  (ii) Borrower begins an
         ----------
Insolvency Proceeding; or (iii) an Insolvency Proceeding is begun against Borrower and not dismissed or stayed within sixty (60) days (but no Credit Extensions will be made before any Insolvency Proceeding is dismissed);

     8.6 Misrepresentations. If Borrower or any Person acting for Borrower makes
         ------------------
any material misrepresentation or material misstatement now or later in any warranty or representation in this Agreement or in any communication delivered to Bank or to induce Bank to enter this Agreement or any Loan Document.

9.   BANK'S RIGHTS AND REMEDIES
     --------------------------

     9.1 Rights and Remedies. When an Event of Default occurs and continues Bank
         -------------------
may, without notice or demand, do any or all of the following:

         (a) Declare all Obligations immediately due and payable (but if an Event of Default described in Section 8.5 occurs all Obligations are immediately due and payable without any action by Bank);

         (b) Stop advancing money or extending credit for Borrower's benefit under this Agreement or under any other agreement between Borrower and Bank;

         (c) Settle or adjust disputes and claims directly with account debtors for amounts, on terms and in any order that Bank considers advisable;

         (d) Make any payments and do any acts it considers necessary or reasonable to protect its security interest in the Collateral. Borrower will assemble the Collateral if Bank requests and make it available as Bank designates. Bank may enter premises where the Collateral is located, take and maintain possession of any part of the Collateral, and pay, purchase, contest, or compromise any Lien which appears to be prior or superior to its security interest and pay all expenses incurred. Borrower grants Bank a license to enter and occupy any of its premises, without charge, to exercise any of Bank's rights or remedies;

         (e) Apply to the Obligations any (i) balances and deposits of Borrower it holds, or (ii) any amount held by Bank owing to or for the credit or the account of Borrower;

         (f) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell the Collateral; and

         (g)  Dispose of the Collateral according to the Code.

     9.2 Power of  Attorney.  When an Event of  Default  occurs  and  continues,
         ------------------
Borrower irrevocably appoints Bank as its lawful attorney to: (i) endorse Borrower's name on any checks or other forms of payment or security; (ii) sign
Borrower's name on any invoice or bill of lading for any Account or drafts against account debtors, (iii) make, settle, and adjust all claims under Borrower's insurance policies; (iv) settle and adjust disputes and claims about the Accounts directly with account debtors, for amounts and on terms Bank determines reasonable; and (v) transfer the Collateral into the name of Bank or a third party as the Code permits. Bank may exercise the power of attorney to sign Borrower's name on any documents necessary to perfect or continue the perfection of any security interest regardless of whether an Event of Default has occurred. Bank's appointment as Borrower's attorney in fact, and all of Bank's rights and powers, coupled with an interest, are irrevocable until all Obligations have been fully repaid and performed and Bank's obligation to provide Credit Extensions terminates.

     9.3 Accounts  Collection.  When an Event of Default  occurs and  continues,
         --------------------
Bank may notify any Person owing Borrower money of Bank's security interest in the funds and verify the amount of the Account. Borrower must collect all payments in trust for Bank and, if requested by Bank, immediately deliver the payments to Bank in the form received from the account debtor, with proper endorsements for deposit.

     9.4 Bank  Expenses.  If  Borrower  fails to pay any amount or  furnish  any
         --------------
required proof of payment to third persons Bank may make all or part of the payment or obtain insurance policies required in Section 6.5, and take any action under the policies Bank deems prudent. Any amounts paid by Bank are Bank Expenses and immediately due and payable, bearing interest at the then applicable rate and secured by the Collateral. No payments by Bank are deemed an agreement to make similar payments in the future or Bank's waiver of any Event of Default.

     9.5 Bank's  Liability for  Collateral.  If Bank  complies  with  reasonable
         ---------------------------------
banking practices, it is not liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage to the Collateral; (c) any diminution in the value of the Collateral; or (d) any act or default of any carrier, warehouseman, bailee, or other person. Borrower bears all risk of loss, damage or destruction of the Collateral.

     9.6 Remedies  Cumulative.  Bank's rights and remedies under this Agreement,
         --------------------
the Loan Documents, and all other agreements are cumulative. Bank has all rights and remedies provided under the Code, by law, or in equity. Bank's exercise of one right or remedy is not an election, and Bank's waiver of any Event of Default is not a continuing waiver. Bank's delay is not a waiver, election, or acquiescence. No waiver is effective unless signed by Bank and then is only effective for the specific instance and purpose for which it was given.

     9.7 Demand Waiver.  Borrower waives demand,  notice of default or dishonor,
         -------------
notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guaranties held by Bank on which Borrower is liable.

10.  NOTICES
     -------

      All notices or demands by any party to this Agreement or any other related agreement must be in writing and be personally delivered or sent by an overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile at the addresses listed at the beginning of this Agreement. A party may change its notice address by giving the other party written notice.

11.  CHOICE OF LAW , VENUE AND JURY TRIAL WAIVER
     -------------------------------------------

     Pennsylvania law governs the Loan Documents without regard to principles of conflicts of law. Borrower and Bank each submit to the exclusive jurisdiction of the State and Federal courts in Pennsylvania, provided, however that if for any reason Bank cannot avail itself of the courts of Pennsylvania, Borrower accepts jurisdiction of the courts and venue in Santa Clara County, California.

     BORROWER AND BANK EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

12.  GENERAL PROVISIONS
     ------------------

     12.1 Successors and Assigns. This Agreement binds and is for the benefit of
          ----------------------
the successors and permitted assigns of each party. Borrower may not assign this Agreement or any rights or Obligations under it without Bank's prior written consent which may be granted or withheld in Bank's discretion. Bank has the right, without the consent of or notice to Borrower, to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits under this Agreement, the Loan Documents or any related agreement.

     12.2  Indemnification.  Borrower will  indemnify,  defend and hold harmless
           ---------------
Bank and its officers, employees and agents against: (a) all obligations, demands, claims, and liabilities asserted by any other party in connection with the transactions contemplated by the Loan Documents; and (b) all losses or Bank Expenses incurred, or paid by Bank from, following, or consequential to transactions between Bank and Borrower (including reasonable attorneys' fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

     12.3  Time of Essence.  Time is of the essence for the  performance  of all
           ---------------
Obligations in this Agreement.

     12.4  Severability  of  Provision.  Each  provision  of this  Agreement  is
           ---------------------------
severable from every other provision in determining the enforceability of any provision.

     12.5  Amendments in Writing, Integration.  All amendments to this Agreement
           ----------------------------------
must be in writing signed by both Bank and Borrower. This Agreement and the Loan Documents represent the entire agreement about this subject matter, and supersedes prior or contemporaneous negotiations or agreements. All prior or contemporaneous agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Agreement and the Loan Documents merge into this Agreement and the Loan Documents.

     12.6  Counterparts.  This  Agreement  may  be  executed  in any  number  of
           ------------
counterparts and by different parties on separate counterparts, each of which, when executed and delivered, are an original, and all taken together, are one Agreement.

     12.7  Survival.  All covenants, representations and warranties made in this
           --------
Agreement continue in full force while any Obligations remain outstanding. The obligations of Borrower in Section 12.2 to indemnify Bank will survive until all statutes of limitations for actions that may be brought against Bank have run.

     12.8  Confidentiality. In handling any confidential information,  Bank will
           ---------------
exercise  the same  degree of care  that it  exercises  for its own  proprietary information, but disclosure of information may be made: (i) to Bank's subsidiaries or affiliates in connection with their present or prospective business relations with Borrower; (ii) to prospective transferees or purchasers of any interest in the Loans; (iii) as required by law, regulation, subpoena, or other order, (iv) as required in connection with Bank's examination or audit; and (v) as Bank considers appropriate in exercising remedies under this Agreement. Confidential information does not include information that either:
(a) is in the public domain or in Bank's possession when disclosed to Bank, or becomes part of the public domain after disclosure to Bank; or (b) is disclosed to Bank by a third party, if Bank does not know that the third party is prohibited from disclosing the information.

     12.9  Attorneys' Fees,  Costs and  Expenses.   In any action or  proceeding
           -------------------------------------
between Borrower and Bank arising out of the Loan Documents, the prevailing party will be entitled to recover its reasonable attorneys' fees and other costs and expenses incurred, in addition to any other relief to which it may be entitled, whether or not a lawsuit is filed.

13.  DEFINITIONS
     -----------

     13.1  Definitions.
           -----------

     "Accounts" are all existing and later arising accounts, contract rights, and other obligations owed Borrower in connection with its sale or lease of goods (including licensing software and other technology) or provision of services, all credit insurance, guaranties, other security and all merchandise returned or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

     "Advance" or "Advances" is a loan advance (or advances) under the Committed Revolving Line.

     "Affiliate" of a Person is a Person that owns or controls directly or indirectly the Person, any Person that controls or is controlled by or is under common control with the Person, and each of that Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, that Person's managers and members.

     "Bank Expenses" are all audit fees and expenses and reasonable costs or expenses (including reasonable attorneys' fees and expenses) for preparing, negotiating, administering, defending and enforcing the Loan Documents (including appeals or Insolvency Proceedings).

     "Borrower's Books" are all Borrower's books and records including ledgers, records regarding Borrower's assets or liabilities, the Collateral, business operations or financial condition and all computer programs or discs or any equipment containing the information.

     "Borrowing Base" is seventy five percent (75%) of Eligible Accounts, as determined by Bank from Borrower's most recent Borrowing Base Certificate.

     "Business Day" is any day that is not a Saturday, Sunday or a day on which the Bank is closed.

     "Closing Date" is the date of this Agreement.

     "Code" is the Pennsylvania Uniform Commercial Code.

     "Collateral" is the property described on Exhibit A.
                                               ---------

     "Committed Revolving Line" is a Credit Extension of $250,000, provided, however, from and after such times as Borrower achieves EBITDA exceeding $75,000 for two (2) consecutive fiscal quarters and at all times thereafter, the Committed Revolving Line shall mean a Credit Extension of up to $500,000.

     "Contingent Obligation" is, for any Person, any direct or indirect liability, contingent or not, of that Person for (i) any indebtedness, lease, dividend, letter of credit or other obligation of another such as an obligation directly or indirectly guaranteed, endorsed, co-made, discounted or sold with recourse by that Person, or for which that Person is directly or indirectly liable; (ii) any obligations for undrawn letters of credit for the account of that Person; and (iii) all obligations from any interest rate, currency or commodity swap agreement, interest rate cap or collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; but "Contingent Obligation" does not include endorsements in the ordinary course of business. The amount of a Contingent Obligation is the stated or determined amount of the primary obligation for which the Contingent Obligation is made or, if not determinable, the maximum reasonably anticipated liability for it determined by the Person in good faith; but the amount may not exceed the maximum of the obligations under the guarantee or other support arrangement.

     "Copyrights" are all copyright rights, applications or registrations and like protections in each work or authorship or derivative work, whether published or not (whether or not it is a trade secret) now or later existing, created, acquired or held.

     "Credit Extension" is each Advance or any other extension of credit by Bank for Borrower's benefit.

     "Current Assets" are amounts that under GAAP should be included on that date as current assets on Borrower's consolidated balance sheet.

     "Current   Liabilities"  are  the  aggregate  amount  of  Borrower's  Total
Liabilities which mature within one (1) year.

     "EBITDA" means as to the Borrower for any period of determination thereof, the sum of (a) the net profit (or loss) determined in accordance with GAAP consistently applied, plus (b) interest expense and tax expense for such period, plus (c) depreciation and amortization of assets for such period, minus, all dividends, withdrawals and non cash income.

     "Eligible Accounts" are Accounts in the ordinary course of Borrower's business that meet all Borrower's representations and warranties in Section 5.2; but Bank may change eligibility standards by giving Borrower thirty (30) days prior written notice. Unless Bank agrees otherwise in writing, Eligible Accounts will not include:

          (a) Accounts that the account debtor has not paid within ninety (90) days of invoice date;

          (b) Accounts for an account debtor, fifty percent (50%) or more of whose Accounts have not been paid within ninety (90) days of invoice date;

          (c) Credit balances over ninety (90) days from invoice date;

          (d) Accounts for an account debtor, including Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, for the amounts that exceed that percentage, unless Bank approves in writing;

          (e) Accounts for which the account debtor does not have its principal place of business in the United States;

          (f) Accounts for which the account debtor is a federal, state or local government entity or any department, agency, or instrumentality;

          (g) Accounts for which Borrower owes the account debtor, but only up to the amount owed (sometimes called "contra" accounts, accounts payable, customer deposits or credit accounts);

          (h) Accounts for demonstration or promotional equipment, or in which goods are consigned, sales guaranteed, sale or return, sale on approval, bill and hold, or other terms if account debtor's payment may be conditional;

          (i) Accounts for which the account debtor is Borrower's Affiliate, officer, employee, or agent;

          (j) Accounts in which the account debtor disputes liability or makes any claim and Bank believes there may be a basis for dispute (but only up to the disputed or claimed amount), or if the Account Debtor is subject to an Insolvency Proceeding, or becomes insolvent, or goes out of business;

          (k) Accounts for which Bank reasonably determines collection to be doubtful.

     "Equipment"  is  all  present  and  future  machinery,   equipment,  tenant
improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

     "ERISA" is the Employment Retirement Income Security Act of 1974, and its regulations.

     "GAAP" is generally accepted accounting principles.

     "Indebtedness" is (a) indebtedness for borrowed money or the deferred price of property or services, such as reimbursement and other obligations for surety bonds and letters of credit, (b) obligations evidenced by notes, bonds, debentures or similar instruments, (c) capital lease obligations and (d) Contingent Obligations.

     "Insolvency Proceeding" is any proceeding by or against any Person under the United States Bankruptcy Code, or any other bankruptcy or insolvency law, including assignments for the benefit of creditors, compositions, extensions generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

     "Intellectual Property" is:

          (a)  Copyrights,   Trademarks,   Patents,  and  Mask  Works  including
amendments, renewals, extensions, and all licenses or other rights to use and all license fees and royalties from the use;

          (b) Any trade secrets and any Intellectual Property Rights in computer software and computer software products now or later existing, created, acquired or held;

          (c) All design rights which may be available to Borrower now or later created, acquired or held;

          (d) Any claims for damages (past, present or future) for infringement of any of the rights above, with the right, but not the obligation, to sue and collect damages for use or infringement of the intellectual property rights above;

     All proceeds and products of the foregoing, including all insurance, indemnity or warranty payments.

     "Inventory" is present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or later owned by or in the custody or possession, actual or constructive, of Borrower, including inventory temporarily out of its custody or possession or in transit and including returns on any accounts or other proceeds (including insurance proceeds) from the sale or disposition of any of the foregoing and any documents of title.

     "Investment" is any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

     "Lien" is a mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

     "Loan Documents" are, collectively, this Agreement, the Note, any note, or notes or guaranties executed by Borrower, and any other present or future agreement between

Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated.

     "Material Adverse Change" has been defined in Section 8.3 hereof.

     "Maturity Date" is the Revolving Maturity Date.

     "Note" means that certain Revolving Promissory Note of even date herewith from the Borrower in favor of the Bank as the same may be amended, supplemented, restated or modified from time to time.

     "Obligations" are debts, principal, interest, Bank Expenses and other amounts Borrower owes Bank now or later, including letters of credit and foreign exchange contracts, if any, and including interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank.

     "Patents" are patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same.

     "Permitted Indebtedness" is:

           (a) Borrower's indebtedness to Bank under this Agreement or the Loan Documents;

           (b) Indebtedness existing on the Closing Date and shown on the Schedule;

           (c) Subordinated Debt;

           (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

           (e) Indebtedness secured by Permitted Liens;

           (f) Indebtedness of Borrower to any Subsidiary and Contingent Obligations of any Subsidiary with respect to obligations of Borrower (provided that the primary obligations are not prohibited hereby), and Indebtedness of any Subsidiary to any other Subsidiary and Contingent Obligations of any Subsidiary with respect to obligations of any other Subsidiary (provided that the primary obligations are not prohibited hereby);

           (g) Other Indebtedness not otherwise permitted by Section 7.4 not exceeding FIFTY THOUSAND and 00/100 DOLLARS ($50,000.00) in the aggregate outstanding at any time; and

           (h) Extensions, refinancings, modifications, amendments and restatements of any items of Permitted Indebtedness (a) through (f) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its Subsidiary, as the case may be.

     "Permitted Investments" are:

          (a) Investments shown on the Schedule and existing on the Closing Date; and

          (b) marketable direct obligations issued or unconditionally guaranteed by the United States or its agency or any State maturing within one (1) year from its acquisition, (ii) commercial paper maturing no more than one (1) year after its creation and having the highest rating from either Standard & Poor's Corporation or Moody's Investors Service, Inc., and (iii) Bank's certificates of deposit issued maturing no more than one (1) year after issue, and (iv) any Investments permitted by Borrower's investment policy, as amended from time to time, provided that such investment policy (and any such amendment thereto) has been approved by Bank;

          (c) Investments   consisting  of   the   endorsement   of   negotiable
instruments for deposit or collection or similar transactions in the ordinary course of Borrower;

          (d) Investments  accepted in connection  with Transfers  permitted  by
Section 7.1;

          (e) Investments of Subsidiaries in or to other Subsidiaries or Borrower and Investments by Borrower in Subsidiaries not to exceed FIFTY THOUSAND and 00/100 DOLLARS ($50,000.00) in the aggregate in any fiscal year

          (f) Investments consisting of (i) travel advances and employee relocation loans and other employee loans and advances in the ordinary course of business, and (ii) loans to employees, officers or directors relating to the purchase of equity securities of Borrower or its Subsidiaries pursuant to employee stock purchase plans or agreements approved by Borrower's Board of Directors

          (g) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of business;

          (h) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business; provided that this paragraph (h) shall not apply to Investments of Borrower in any Subsidiary;

          (i) Joint ventures or strategic alliances consisting of the licensing of technology, the development of technology or the providing of technical support, provided that any cash investments by Borrower do not exceed FIFTY THOUSAND and 00/100 DOLLARS ($50,000.00) in the aggregate in any fiscal year; and

          (j) Other Investments not otherwise permitted by Section 7.7 not exceeding FIFTY THOUSAND and 00/100 DOLLARS ($50,000.00) in the aggregate outstanding at any time.

     "Permitted Liens" are:

          (a) Liens existing on the Closing Date and shown on the Schedule or arising under this Agreement or other Loan Documents;

          (b) Liens for taxes, fees, assessments or other government charges or levies, either not delinquent or being contested in good faith and for which Borrower maintains adequate reserves on its Books, if they have no priority over any of Bank's security interests;

          (c) Purchase money Liens (i) on Equipment acquired or held by Borrower or its Subsidiaries incurred for financing the acquisition of the Equipment, or
(ii) existing on equipment when acquired, if the Lien is confined to the property and improvements and the proceeds of the equipment;

          (d) Leases or subleases and licenses or sublicenses granted in the ordinary course of Borrower's business, if the leases, subleases, licenses and sublicenses permit granting Bank a security interest;

          (e) Liens incurred in the extension, renewal or refinancing of the indebtedness secured by Liens described in (a) through (c), but any extension, renewal or replacement Lien must be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness may not increase;

          (f) Liens  arising  from   judgments,   decrees   or   attachments  in
circumstances not constituting an Event of Default under Section 8.4 or 8.7;

          (g) Liens in favor of other financial institutions arising in connection with Borrower's deposit accounts held at such institutions, provided that Bank has a perfected security interest in the amounts held in such deposit accounts; and

          (h) Other Liens not described above arising in the ordinary course of business and not having or not reasonably likely to have a material adverse effect on Borrower and its Subsidiaries taken as a whole.

     "Person" is any individual, sole proprietorship, partnership, limited liability company, joint venture, company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or government agency.

     "Prime Rate" is Bank's most recently announced "prime rate," even if it is not Bank's lowest rate.

     "Quick Assets" is, on any date, the Borrower's consolidated, unrestricted cash, cash equivalents, total trade accounts receivable and investments with maturities of less than twelve (12) months determined according to GAAP.

     "Responsible   Officer"  is  each  of  the  Chief  Executive  Officer,  the
President, the Chief Financial Officer and the Controller of Borrower.

     "Revolving Maturity Date" is August 5, 2000.

     "Schedule" is any attached schedule of exceptions.

     "Subordinated Debt" is debt incurred by Borrower subordinated to Borrower's debt to Bank (and identified as subordinated by Borrower and Bank).

     "Subsidiary" is for any Person, joint venture, or any other business entity of which more than fifty percent (50%) of the voting stock or other equity interests is owned or controlled, directly or indirectly, by the Person or one or more Affiliates of the Person.

     "Tangible Net Worth" is, on any date, the consolidated total assets of Borrower and its Subsidiaries minus, (i) any amounts attributable to (a)
                                 -----
goodwill, (b) intangible items such as unamortized debt discount and expense, Patents, trade and service marks and names, Copyrights and research and development expenses except prepaid expenses, and (c) reserves not already deducted from assets, and (ii) Total Liabilities plus Subordinated Debt.
                      ---

     "Total Liabilities" is on any day, obligations that should, under GAAP, be classified as liabilities on Borrower's consolidated balance sheet, including all Indebtedness, and current portion Subordinated Debt allowed to be paid, but excluding all other Subordinated Debt.

     "Trademarks" are trademark and service mark rights, registered or not, applications to register and registrations and like protections, and the entire goodwill of the business of Borrower connected with the trademarks.

                         [SIGNATURES BEGIN ON NEXT PAGE]

BORROWER:                                  BANK:

BIO-IMAGING TECHNOLOGIES, INC.,            SILICON VALLEY BANK,
 a Delaware corporation                    a California chartered bank
   --------


By: /s/ Robert J. Phillips                 By:  /s/ Ash R. Lilani
   ------------------------------------        -------------------------------
Print Name: Robert J. Phillips                 Ash R. Lilani
Title: Vice President & Chief Financial        Senior Vice President
         Officer


                                           SILICON VALLEY BANK


                                           By:
                                              --------------------------------
                                                Name:
                                                Title:

                                    EXHIBIT A
                                    ---------

                            DESCRIPTION OF COLLATERAL
                            -------------------------


     The Collateral consists of all of Borrower's right, title and interest in and to the following:

     All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

     All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

     All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

     All now existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

     All documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

     All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

     All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                    EXHIBIT B
                                    ---------

                   LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM
                   -------------------------------------------

              DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., E.S.T.


TO:  CENTRAL CLIENT SERVICE DIVISION                  DATE:
                                                           -----------------
FAX#:  (   )    -                                     TIME:
        ---  --- ----                                      -----------------
--------------------------------------------------------------------------------

FROM:
     ---------------------------------------------------------------------------
                             CLIENT NAME (BORROWER)

REQUESTED BY:
             -------------------------------------------------------------------
                            AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE:
                     -----------------------------------------------------------

PHONE NUMBER:
             -------------------------------------------------------------------

FROM ACCOUNT #                            TO ACCOUNT #
              -------------------------                -------------------------

REQUESTED TRANSACTION TYPE                REQUEST DOLLAR AMOUNT
--------------------------                ---------------------

PRINCIPAL INCREASE (ADVANCE)              $
                                           -------------------------------------
PRINCIPAL PAYMENT (ONLY)                  $
                                           -------------------------------------
INTEREST PAYMENT (ONLY)                   $
                                           -------------------------------------
PRINCIPAL AND INTEREST (PAYMENT)          $
                                           -------------------------------------

OTHER INSTRUCTIONS:
                   -------------------------------------------------------------
--------------------------------------------------------------------------------

All Borrower's representations and warranties in the Loan and Security Agreement are true, correct and complete in all material respects on the date of the telephone request for and Advance confirmed by this Borrowing Certificate; but those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of that date.



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                  BANK USE ONLY

TELEPHONE REQUEST:
------------------

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.

--------------------------------------            ------------------------------
         Authorized Requester                                Phone #

--------------------------------------            ------------------------------
           Received By (Bank)                                Phone #


                    ----------------------------------------
                           Authorized Signature (Bank)


--------------------------------------------------------------------------------

                                    EXHIBIT C
                                    ---------

                           BORROWING BASE CERTIFICATE
                           --------------------------

================================================================================

Borrower:  BIO-IMAGING TECHNOLOGIES, INC.       Lender:   Silicon Valley Bank


Commitment Amount:  up to $500,000

================================================================================

ACCOUNTS RECEIVABLE

     1.   Accounts Receivable Book Value as of              $
                                              --------       -------------------
     2.   Additions (please explain on reverse)             $
                                                             -------------------
     3.   TOTAL ACCOUNTS RECEIVABLE                         $
                                                             -------------------

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
     4.   Amounts over 90 days due                          $
                                                             -------------------
     5.   Balance of 50% over 90 day accounts               $
                                                             -------------------
     6.   Credit balances over 90 days                      $
                                                             -------------------
     7.   Concentration Limits                              $
                                                             -------------------
     8.   Foreign Accounts                                  $
                                                             -------------------
     9.   Governmental Accounts                             $
                                                             -------------------
     10.  Contra Accounts                                   $
                                                             -------------------
     11.  Promotion or Demo Accounts                        $
                                                             -------------------
     12.  Intercompany/Employee Accounts                    $
                                                             -------------------
     13.  Other (please explain on reverse)                 $
                                                             -------------------
     14.  TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS              $
                                                             -------------------
     15.  Eligible Accounts (#3 minus #14)                  $
                                                             -------------------
     16.  LOAN VALUE OF ACCOUNTS ( 75% of #15)              $
                                                             -------------------

BALANCES
     17.  Maximum Loan Amount ($500,000 or $250,000)        $
                                                             -------------------
     18.  Total Funds Available [Lesser of #17 or #16]      $
                                                             -------------------
     19.  Present balance owing on Line of Credit           $
                                                             -------------------
     20.  Outstanding under Sublimits ( )                   $
                                                             -------------------
     21.  RESERVE POSITION (#17 minus #19 and #20)          $
                                                             -------------------

The undersigned represents and warrants that this is true, complete and correct, and that the information in this Borrowing Base Certificate complies with the representations and warranties in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:





By:
   -------------------------------
        Authorized Signer

                                    EXHIBIT D
                                    ---------

                             COMPLIANCE CERTIFICATE
                             ----------------------


TO:        SILICON VALLEY BANK


FROM:      BIO-IMAGING TECHNOLOGIES, INC.


     The undersigned authorized officer of BIO-IMAGING TECHNOLOGIES, INC. certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete
compliance  for the period ending                   with all required  covenants
                                  -----------------
except as noted below and (ii) all representations and warranties in the Agreement are true and correct in all material respects on this date. Attached are the required documents supporting the certification. The Officer certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.

  Please indicate compliance status by circling Yes/No under "Complies" column.

     Reporting Covenant              Required                     Complies
     ------------------              --------                     --------

     Monthly financial statements    Monthly within 30 days        Yes  No
     Annual (CPA Audited)            FYE within 90 days            Yes  No
     A/R Agings                      Monthly within 30 days        Yes  No
     10k and 10Q                     Within 5 days                 Yes  No

     Financial Covenant              Required         Actual      Complies
     ------------------              --------         ------      --------

     Maintain on a Monthly Basis:
      Minimum Quick Ratio            2.00:1.0              :1.0    Yes   No
                                                      -----
      Minimum Tangible Net Worth     $1,750,000       $            Yes   No
                                                       --------


                                               ---------------------------------
Comments Regarding Exceptions: See Attached.                BANK USE ONLY

                                               Received by:
                                                           ---------------------
Sincerely,                                                   AUTHORIZED SIGNER

                                               Date:
==========================================          ----------------------------
SIGNATURE
                                               Verified:
                                                        ------------------------
==========================================                AUTHORIZED SIGNER
TITLE
                                               Date:
                                                    ----------------------------
==========================================
DATE                                           Compliance Status:     Yes     No

                                               ---------------------------------

                            REVOLVING PROMISSORY NOTE
                            -------------------------


$500,000                                                  Radnor, Pennsylvania
                                                               August 10, 1999


     FOR VALUE RECEIVED, the undersigned, BIO-IMAGING TECHNOLOGIES, INC., a Delware corporation ("Borrower") promises to pay to the order of SILICON VALLEY BANK, a California-chartered bank ("Bank"), at such place as the holder hereof may designate, in lawful money of the United States of America, the aggregate unpaid principal amount of all advances ("Advances") made by Bank to Borrower in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank of even date herewith, as amended from time to time (the "Loan Agreement"), up to a maximum principal amount of Five Hundred Thousand Dollars ($500,000) ("Principal Sum"), or so much thereof as may be advanced or readvanced and remains unpaid. Borrower shall also pay interest on the aggregate unpaid principal amount of such Advances, as follows:

     Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest at the variable rate of interest, per annum, most recently announced by Bank as its "prime rate," whether or not such announced rate is the lowest rate available from Bank (the "Prime Rate"), plus one and one half percent (1.50%) per annum. The rate of interest charged under this Note shall change immediately and contemporaneously with any change in the Prime Rate. All interest payable under the terms of this Note shall be calculated on the basis of a 360-day year and the actual number of days elapsed.

     The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

            (a) Interest only on the unpaid principal amount shall be due and payable monthly in arrears, commencing September 5, 1999, and continuing on the same day of each calendar month thereafter to maturity; and

            (b) Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on August 5, 2000.

     The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Loan Agreement will not affect the continuing validity of this Note or the Loan Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

     This Note is the "Note" described in the Loan Agreement, to which reference is hereby made for a more complete statement of the terms and conditions under which the loans and advances evidenced hereby are made. This Note is secured as provided in the Loan Agreement.

All capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Loan Agreement.

     Borrower irrevocably waives the right to direct the application of any and all payments at any time hereafter received by Bank from or on behalf of Borrower and Borrower irrevocably agrees that Bank shall have the continuing exclusive right to apply any and all such payments against the then due and owing obligations of Borrower as Bank may deem advisable. In the absence of a specific determination by Bank with respect thereto, all payments shall be applied in the following order: (a) then due and payable fees and expenses; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments.

     Bank is hereby authorized by Borrower to endorse on Bank's books and records each Advance made by Bank under this Note and the amount of each payment or prepayment of principal of each such Advance received by Bank; it being understood, however, that failure to make any such endorsement (or any error in notation) shall not affect the obligations of Borrower with respect to Advances made hereunder, and payments of principal by Borrower shall be credited to Borrower notwithstanding the failure to make a notation (or any errors in notation) thereof on such books and records.

     The occurrence of any one or more of the following events shall constitute an event of default (individually, an "Event of Default" and collectively, the "Events of Default") under the terms of this Note:

            (a) The failure of Borrower to pay to Bank when due any and all amounts payable by Borrower to Bank under the terms of this Note, which failure continues for three (3) days; or

            (b) The occurrence of an event of default (as defined therein) under the terms and conditions of any of the other Loan Documents.

     Upon the occurrence of an Event of Default, at the option of Bank, all amounts payable by Borrower to Bank under the terms of this Note shall immediately become due and payable by Borrower to Bank without notice to Borrower or any other person, and Bank shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Loan Documents and all applicable laws. Borrower and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of Borrower, guarantors and endorsers.

     Borrower promises to pay all costs and expense of collection of this Note and to pay all reasonable attorneys' fees incurred in such collection, whether or not there is a suit or action, or in any suit or action to collect this Note or in any appeal thereof. Borrower waives presentment, demand, protest, notice of protest, notice of dishonor, notice of nonpayment, and any and all other notices and demands in connection with the delivery, acceptance, performance default or enforcement of this Note, as well as any applicable statutes of limitations. No delay by Bank in exercising any power or right hereunder shall operate as a waiver of any power or right. Time is of the essence as to all obligations hereunder.

     This Note is issued pursuant to the Loan Agreement, which shall govern the rights and obligations of Borrower with respect to all obligations hereunder.

     Borrower  acknowledges  and agrees  that this Note shall be governed by the laws of the Commonwealth of Pennsylvania, excluding conflicts of laws principles, even though for the convenience and at the request of Borrower, this Note may be executed elsewhere.

     BORROWER ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF PENNSYLVANIA IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND, AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON BANK CANNOT AVAIL ITSELF OF THE COURTS OF PENNSYLVANIA, BORROWER ACCEPTS JURISDICTION OF THE COURTS AND VENUE IN SANTA CLARA COUNTY, CALIFORNIA. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY REPRESENTS AND WARRANTS THAT IT HAS
REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

     IN WITNESS WHEREOF, Borrower has caused this Note to be executed under seal by its duly authorized officers as of the date first written above.



WITNESS/ATTEST:                       BIO-IMAGING TECHNOLOGIES, INC.



/s/ William J. Thomas                 By: /s/ Robert J. Phillips      (SEAL)
------------------------------           -----------------------------
                                         Name:  Robert J. Phillips
                                         Title: Vice President & Chief Financial
                                                  Officer